UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2016

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 2.02. Results of Operations and Financial Condition

We issued a press release on July 21, 2016 containing a limited operational update regarding certain preliminary financial results for the quarter ended June 30, 2016. A copy of that press release is furnished as Exhibit 99.1 to this report.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

We issued a press release on July 21, 2016 containing a limited operational update regarding certain preliminary financial results for the quarter ended June 30, 2016. A copy of that press release is furnished as Exhibit 99.1 to this report.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Genesis Energy, L.P. press release, dated July 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)

	By:	GENESIS ENERGY, LLC, as General Partner

Date: July 21, 2016	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer